Exhibit 99.1
FOR IMMEDIATE RELEASE
Lam Research Corporation Contacts:
Tina Correia, Investor Relations, phone: 510-572-1615, e-mail: investor.relations@lamresearch.com
Lam Research Corporation Reports Financial Results for the Quarter Ended March 31, 2019
FREMONT, Calif., April 24, 2019 - Lam Research Corporation (the "Company," "Lam," "Lam Research") today announced financial results for the quarter ended March 31, 2019 (the “March 2019 quarter”).
Highlights for the March 2019 quarter were as follows:

•	Revenue of $2.44 billion.

•	U.S. GAAP gross margin of 44.0%, U.S. GAAP operating income as a percentage of revenue of 23.2%, and U.S. GAAP diluted EPS of $3.47.

•	Non-GAAP gross margin of 45.1%, non-GAAP operating income as a percentage of revenue of 25.1%, and non-GAAP diluted EPS of $3.70.
Key Financial Data for the Quarters Ended
March 31, 2019 and December 23, 2018
(in thousands, except per-share data, percentages, and basis points)

U.S. GAAP
	March 2019	December 2018	Change Q/Q
Revenue	$2,439,048	$2,522,673	- 3%
Gross margin as percentage of revenue	44.0%	45.4%	- 140 bps
Operating income as percentage of revenue	23.2%	27.4%	- 420 bps
Diluted EPS	$3.47	$3.51	- 1%

Non-GAAP
	March 2019	December 2018	Change Q/Q
Revenue	$2,439,048	$2,522,673	- 3%
Gross margin as percentage of revenue	45.1%	46.3%	- 120 bps
Operating income as percentage of revenue	25.1%	28.8%	- 370 bps
Diluted EPS	$3.70	$3.87	- 4%

U.S. GAAP Financial Results
For the March 2019 quarter, revenue was $2,439 million, gross margin was $1,074 million, or 44.0% of revenue, operating expenses were $509 million, operating income was 23.2% of revenue, and net income was $547 million, or $3.47 per diluted share on a U.S. GAAP basis. This compares to revenue of $2,523 million, gross margin of $1,145 million, or 45.4% of revenue, operating expenses of $455 million, operating income of 27.4% of revenue, and net income of $569 million, or $3.51 per diluted share, for the quarter ended December 23, 2018 (the “December 2018 quarter”). The March 2019 quarter included 14 weeks; the December 2018 quarter included 13 weeks.
Non-GAAP Financial Results
For the March 2019 quarter, non-GAAP gross margin was $1,100 million or 45.1% of revenue, non-GAAP operating expenses were $488 million, non-GAAP operating income was 25.1% of revenue, and non-GAAP net income was $584 million, or $3.70 per diluted share. This compares to non-GAAP gross margin of $1,167 million or 46.3% of revenue, non-GAAP operating expenses of $440 million, non-GAAP operating income of 28.8% of revenue, and non-GAAP net income of $628 million, or $3.87 per diluted share for the December 2018 quarter.
“Lam’s March quarter results demonstrate strong execution in a challenging near-term industry environment,” said Timothy Archer, Lam Research’s President and Chief Executive Officer. “By continuing to focus on customer needs and investing to extend differentiation in our product and services portfolio, Lam is well positioned to emerge stronger as market conditions improve.”

Balance Sheet and Cash Flow Results
Cash and cash equivalents, short-term investments, and restricted cash and investments balances increased to $6.4 billion at the end of the March 2019 quarter as compared to $3.9 billion at the end of the December 2018 quarter. This increase was primarily the result of approximately $2.5 billion of proceeds from issuance of senior notes during the March 2019 quarter.

Deferred revenue and deferred profit at the end of the March 2019 quarter decreased to $441 million and $378 million, respectively, as compared to $493 million and $432 million, respectively, at the end of the December 2018 quarter. Lam’s deferred revenue balance does not include shipments to customers in Japan, to whom title does not transfer until customer acceptance. Shipments to customers in Japan are classified as inventory at cost until the time of acceptance. The estimated future revenue from shipments to customers in Japan was approximately $80 million as of March 31, 2019 and $262 million as of December 23, 2018.
Geographic Distribution
The geographic distribution of revenue during the March 2019 quarter is shown in the following table:

Region	Revenue
Korea	25%
Taiwan	23%
Japan	17%
China	17%
United States	9%
Southeast Asia	5%
Europe	4%
Outlook
For the June 2019 quarter, Lam is providing the following guidance:

	U.S. GAAP			Reconciling Items		Non-GAAP
Revenue	$2.35 Billion	+/-	$150 Million	—		$2.35 Billion	+/-	$150 Million
Gross margin as a percentage of revenue	45.4%	+/-	1%	$3	Million	45.5%	+/-	1%
Operating income as a percentage of revenue	25.3%	+/-	1%	$16	Million	26.0%	+/-	1%
Net income per diluted share	$3.31	+/-	$0.20	$14	Million	$3.40	+/-	$0.20
Diluted share count	155 Million			—		155 Million
The information provided above is only an estimate of what the Company believes is realizable as of the date of this release, and does not incorporate the potential impact of any business combinations, asset acquisitions, divestitures, restructuring, balance sheet valuation adjustments, financing arrangements, other investments, or other significant transactions that may be completed after the date of this release. U.S. GAAP to non-GAAP reconciling items provided include only those items that are known and can be estimated as of the date of this release. Actual results will vary from this model and the variations may be material. Reconciling items included above are as follows:

•	Gross margin as a percentage of revenue - amortization related to intangible assets acquired through business combinations, $3 million.

•	Operating income as a percentage of revenue - amortization related to intangible assets acquired through business combinations, $16 million.

•
Earnings per share - amortization related to intangible assets acquired though business combinations, $16 million; amortization of note discounts, $1 million; and associated tax benefit for non-GAAP items ($3 million); totaling $14 million.

Use of Non-GAAP Financial Results
In addition to U.S. GAAP results, this press release also contains non-GAAP financial results. The Company’s non-GAAP results for both the March 2019 and December 2018 quarters exclude amortization related to intangible assets acquired through business combinations, restructuring charges, amortization of note discounts, income tax benefit of non-GAAP items, and income tax benefit on the conclusion of tax matters related to a prior business combination. Additionally, the December 2018 quarter non-GAAP results exclude estimated income tax impacts associated with U.S. tax reform.
Management uses non-GAAP gross margin, operating expense, operating income, net income, and net income per diluted share to evaluate the Company’s operating and financial results. The Company believes the presentation of non-GAAP results is useful to investors for analyzing business trends and comparing performance to prior periods, along with enhancing investors’ ability to view the Company’s results from management’s perspective. Tables presenting reconciliations of non-GAAP results to U.S. GAAP results are included at the end of this press release and on the Company’s website at http://investor.lamresearch.com .
Caution Regarding Forward-Looking Statements
Statements made in this press release that are not of historical fact are forward-looking statements and are subject to the safe harbor provisions created by the Private Securities Litigation Reform Act of 1995. Such forward-looking statements relate to, but are not limited to: our focus on customer needs; our investments to extend differentiation in our products and services; the estimated future revenue from shipments to customers in Japan; the timing and amount of revenue and profit earned from any booked deferred revenue and profit; market trends and semiconductor demand; our technology leadership; our installed base growth; our positioning as market conditions change; technology demand trends; the legal and business factors that may affect our future tax rate; our engineering capabilities; our commitment to customer success; our continued ability to accelerate innovation and enhance device performance; and our guidance for revenue, gross margin (both as a dollar value and a percentage of revenue), operating income (both as a dollar value and a percentage of revenue), net income or earnings per diluted share, and diluted share count. Some factors that may affect these forward-looking statements include: business, political and/or regulatory conditions in the consumer electronics industry, the semiconductor industry and the overall economy may deteriorate or change; and the actions of our customers and competitors may be inconsistent with our expectations, as well as the other risks and uncertainties that are described in the documents filed or furnished by us with the Securities and Exchange Commission, including specifically the Risk Factors described in our annual report on Form 10-K for the fiscal year ended June 24, 2018 and our quarterly report on Form 10-Q for the fiscal quarters ended September 23, 2018 and December 23, 2018. These uncertainties and changes could materially affect the forward looking statements and cause actual results to vary from expectations in a material way. The Company undertakes no obligation to update the information or statements made in this release.
About Lam Research
Lam Research Corporation is a global supplier of innovative wafer fabrication equipment and services to the semiconductor industry. As a trusted, collaborative partner to the world’s leading semiconductor companies, we combine superior systems engineering capability, technology leadership, and unwavering commitment to customer success to accelerate innovation through enhanced device performance. Lam Research (Nasdaq: LRCX) is a FORTUNE 500® company headquartered in Fremont, Calif., with operations around the globe. Learn more at www.lamresearch.com. (LRCX-F)

Consolidated Financial Tables Follow.
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LAM RESEARCH CORPORATION
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(in thousands, except per share data and percentages)
(unaudited)

	Three Months Ended			Nine Months Ended
	March 31, 2019	December 23, 2018	March 25, 2018	March 31, 2019	March 25, 2018
Revenue	$2,439,048	$2,522,673	$2,892,115	$7,292,412	$7,951,070
Cost of goods sold	1,364,711	1,377,640	1,561,401	4,014,844	4,265,446
Gross margin	1,074,337	1,145,033	1,330,714	3,277,568	3,685,624
Gross margin as a percent of revenue	44.0%	45.4%	46.0%	44.9%	46.4%
Research and development	318,514	285,556	305,412	895,742	861,801
Selling, general and administrative	190,306	169,098	197,791	534,179	565,719
Total operating expenses	508,820	454,654	503,203	1,429,921	1,427,520
Operating income	565,517	690,379	827,511	1,847,647	2,258,104
Operating income as a percent of revenue	23.2%	27.4%	28.6%	25.3%	28.4%
Other income (expense), net	20,532	(30,649)	(55,810)	(10,494)	(64,464)
Income before income taxes	586,049	659,730	771,701	1,837,153	2,193,640
Income tax (expense) benefit	(38,659)	(90,875)	7,099	(187,548)	(834,105)
Net income	$547,390	$568,855	$778,800	$1,649,605	$1,359,535
Net income per share:
Basic	$3.62	$3.67	$4.80	$10.72	$8.40
Diluted	$3.47	$3.51	$4.33	$10.20	$7.45
Number of shares used in per share calculations:
Basic	151,201	155,022	162,378	153,891	161,885
Diluted	157,849	162,170	179,779	161,683	182,565
Cash dividend declared per common share	$1.10	$1.10	$0.50	$3.30	$1.45

 LAM RESEARCH CORPORATION
CONDENSED CONSOLIDATED BALANCE SHEETS
(in thousands)

	March 31, 2019	December 23, 2018	June 24, 2018
	(unaudited)	(unaudited)	(1)
ASSETS
Cash and cash equivalents	$4,931,611	$3,359,793	$4,512,257
Investments	1,209,315	275,670	437,338
Accounts receivable, net	1,522,273	1,868,842	2,176,936
Inventories	1,622,242	1,703,307	1,876,162
Prepaid expenses and other current assets	156,800	148,233	147,218
Total current assets	9,442,241	7,355,845	9,149,911
Property and equipment, net	1,040,329	1,013,306	902,547
Restricted cash and investments	255,774	255,292	256,301
Goodwill and intangible assets	1,707,930	1,736,468	1,802,740
Other assets	448,988	407,547	367,979
Total assets	$12,895,262	$10,768,458	$12,479,478
LIABILITIES AND STOCKHOLDERS’ EQUITY
Current portion of convertible notes, capital leases and commercial paper	$964,107	$187,102	$610,030
Other current liabilities	1,841,521	1,979,735	2,540,278
Total current liabilities	2,805,628	2,166,837	3,150,308
Long-term debt and capital leases	3,801,514	1,813,190	1,806,562
Income taxes payable	863,155	859,232	851,936
Other long-term liabilities	83,986	87,827	90,629
Total liabilities	7,554,283	4,927,086	5,899,435
Temporary equity, convertible notes	49,783	57,009	78,192
Stockholders’ equity (2)	5,291,196	5,784,363	6,501,851
Total liabilities and stockholders’ equity	$12,895,262	$10,768,458	$12,479,478

(1)	Derived from audited financial statements.
(2)	Common shares issued and outstanding were 149,886 as of March 31, 2019, 153,961 as of December 23, 2018, and 156,892 as of June 24, 2018.

LAM RESEARCH CORPORATION
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
(in thousands, unaudited)

	Three Months Ended			Nine Months Ended
	March 31, 2019	December 23, 2018	March 25, 2018	March 31, 2019	March 25, 2018
CASH FLOWS FROM OPERATING ACTIVITIES:
Net income	$547,390	$568,855	$778,800	$1,649,605	$1,359,535
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	82,274	81,794	82,236	243,873	241,276
Deferred income taxes	(12,401)	20,797	19,060	(75,105)	(209,214)
Equity-based compensation expense	53,240	38,806	41,095	142,389	125,002
Impairment of investment	—	—	42,456	—	42,456
Amortization of note discounts and issuance costs	2,861	1,031	4,342	5,137	13,469
Other, net	(1,494)	(1,343)	17,866	(646)	23,327
Changes in operating assets and liabilities	260,951	(67,521)	64,524	330,273	341,538
Net cash provided by operating activities	932,821	642,419	1,050,379	2,295,526	1,937,389
CASH FLOWS FROM INVESTING ACTIVITIES:
Capital expenditures and intangible assets	(75,522)	(105,923)	(49,057)	(237,543)	(193,814)
Business acquisition, net of cash acquired	—	—	—	—	(115,697)
Net (purchase) sale of available-for-sale securities	(931,380)	773,223	2,134,886	(770,740)	1,811,411
Other, net	(1,269)	(369)	638	(5,288)	(14,358)
Net cash (used for) provided by investing activities	(1,008,171)	666,931	2,086,467	(1,013,571)	1,487,542
CASH FLOWS FROM FINANCING ACTIVITIES:
Principal payments on debt	(30,225)	(6,440)	(228,166)	(116,496)	(577,415)
Net proceeds (repayments) from issuance of commercial paper	297,850	(359,518)	199,024	(61,754)	997,971
Proceeds from borrowings on revolving credit facility	—	—	—	—	750,000
Repayments of borrowings on revolving credit facility	—	—	—	—	(750,000)
Proceeds from issuance of long-term debt, net of issuance costs	2,476,720	—	—	2,476,720	—
Treasury stock purchases	(934,637)	(1,519)	(80,105)	(2,672,051)	(1,346,940)
Dividends paid	(171,196)	(167,907)	(79,739)	(513,475)	(225,604)
Reissuance of treasury stock related to employee stock purchase plan	—	32,920	—	32,920	34,057
Proceeds from issuance of common stock	5,010	109	2,517	5,119	6,632
Other, net	—	(13,198)	7	(13,207)	11
Net cash provided by (used for) financing activities	1,643,522	(515,553)	(186,462)	(862,224)	(1,111,288)
Effect of exchange rate changes on cash, cash equivalents, and restricted cash	4,128	(2,721)	4,041	(904)	8,200
Net increase in cash, cash equivalents, and restricted cash	1,572,300	791,076	2,954,425	418,827	2,321,843
Cash, cash equivalents, and restricted cash at beginning of period	3,615,085	2,824,009	2,001,157	4,768,558	2,633,739
Cash, cash equivalents, and restricted cash at end of period	$5,187,385	$3,615,085	$4,955,582	$5,187,385	$4,955,582

Non-GAAP Financial Summary
(in thousands, except percentages and per share data)
(unaudited)

	Three Months Ended
	March 31, 2019	December 23, 2018
Revenue	$2,439,048	$2,522,673
Gross margin	$1,099,550	$1,167,375
Gross margin as percentage of revenue	45.1%	46.3%
Operating expenses	$488,389	$439,808
Operating income	$611,161	$727,567
Operating income as a percentage of revenue	25.1%	28.8%
Net income	$584,350	$628,196
Net income per diluted share	$3.70	$3.87
Shares used in per share calculation - diluted	157,849	162,170
Reconciliation of U.S. GAAP Net Income to Non-GAAP Net Income
(in thousands, except per share data)
(unaudited)

	Three Months Ended
	March 31, 2019	December 23, 2018
U.S. GAAP net income	$547,390	$568,855
Pre-tax non-GAAP items:
Amortization related to intangible assets acquired through certain business combinations - cost of goods sold	22,342	22,342
Restructuring charges - cost of goods sold	2,871	—
Restructuring charges - research and development	4,698	—
Amortization related to intangible assets acquired through certain business combinations - selling, general and administrative	12,446	12,490
Restructuring charges - selling, general and administrative	3,287	2,356
Amortization of note discounts - other expense, net	956	886
Net income tax benefit on non-GAAP items	(6,718)	(5,704)
Income tax benefit on the conclusion of certain tax matters	(2,922)	(1,635)
Income tax expense associated with U.S. tax reform	—	28,606
Non-GAAP net income	$584,350	$628,196
Non-GAAP net income per diluted share	$3.70	$3.87
GAAP net income per diluted share	$3.47	$3.51
U.S. GAAP number of shares used for per diluted share calculation	157,849	162,170

Reconciliation of U.S. GAAP Gross Margin, Operating Expenses and Operating Income to Non-GAAP Gross Margin, Operating Expenses and Operating Income
(in thousands, except percentages)
(unaudited)

	Three Months Ended
	March 31, 2019	December 23, 2018
U.S. GAAP gross margin	$1,074,337	$1,145,033
Pre-tax non-GAAP items:
Amortization related to intangible assets acquired through certain business combinations	22,342	22,342
Restructuring charges	2,871	—
Non-GAAP gross margin	$1,099,550	$1,167,375
U.S. GAAP gross margin as a percentage of revenue	44.0%	45.4%
Non-GAAP gross margin as a percentage of revenue	45.1%	46.3%
U.S. GAAP operating expenses	$508,820	$454,654
Pre-tax non-GAAP items:
Amortization related to intangible assets acquired through certain business combinations	(12,446)	(12,490)
Restructuring charges	(7,985)	(2,356)
Non-GAAP operating expenses	$488,389	$439,808
U.S. GAAP operating income	$565,517	$690,379
Non-GAAP operating income	$611,161	$727,567
U.S. GAAP operating income as percent of revenue	23.2%	27.4%
Non-GAAP operating income as a percent of revenue	25.1%	28.8%